VOYA PARTNERS, INC.

Voya Index Solution 2025 Portfolio

Voya Solution 2025 Portfolio

(together, the “Disappearing Portfolios”)

Supplement dated November 22, 2024

to the Disappearing Portfolios’ Adviser Class, Initial Class,

Service Class, and Service 2 Class Shares’ Prospectus and Class Z Shares’ Prospectus, and related

Summary Prospectuses and Statements of Additional Information, each dated May 1, 2024

On November 14, 2024, the Board of Directors of Voya Partners, Inc. approved a proposal to reorganize the Disappearing Portfolios with and into the following “Acquiring Portfolios” (the “Reorganizations”):

Disappearing Portfolio	Acquiring Portfolio
Voya Index Solution 2025 Portfolio	Voya Index Solution Income Portfolio
Voya Solution 2025 Portfolio	Voya Solution Income Portfolio

Pursuant to disclosure in the Disappearing Portfolios’ Prospectuses, the Reorganizations are not subject to approval by shareholders of the Disappearing Portfolios. It is expected that the Reorganizations will occur on or about August 8, 2025.

Following the Reorganizations, the Disappearing Portfolios’ shareholders will hold shares of the respective Acquiring Portfolio, as reflected in the table above. For more information regarding the Acquiring Portfolios, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE